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EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in each Registration Statement on Form S-8 (Nos. 333-38886, 333-25021) and Form S-3 (Nos. 333-39698,
333-32914, 333-92675, 333-81399 and 333-60125) of Aastrom Biosciences, Inc. of
our report dated August 4, 2000 relating to the financial statements which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Minneapolis, Minnesota
September 20, 2000

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